Exhibit 99.1

Press Release

Ness Technologies Announces Second Quarter 2011 Financial Results

Gross margin continues to improve, with strong second quarter operating cash flows

Teaneck, NJ – July 27, 2011 – Ness Technologies, Inc. (NASDAQ: NSTC and TASE: NSTC), a global provider of IT services and solutions, announced today its financial results for the quarter ended June 30, 2011.

Second Quarter 2011 Highlights:

•
On June 10, 2011, the company announced that it entered into a definitive merger agreement under which an affiliate of Citi Venture Capital International, a global private equity investment fund, will acquire Ness in an all-cash transaction valued at approximately $307 million, or $7.75 in cash per share of common stock. The company has scheduled a special meeting of stockholders on August 30, 2011 for the purpose of obtaining stockholder approval for the merger.

•
In connection with its entry into the merger agreement, the company recognized a non-cash goodwill impairment charge of $55.2 million as of June 30, 2011, which brings its book value in line with the transaction value. In addition, the company incurred expenses of $1.4 million related to the transaction during the second quarter.

•	Revenues were $141.3 million, up 1% year-over-year and up 3% sequentially.

•
The company reported an operating loss of $49.4 million, due to the previously mentioned goodwill impairment charge and transaction-related expenses, compared to operating income of $3.0 million in the second quarter of 2010.

On a non-GAAP basis (1), operating income was $8.7 million, up 44% year-over-year, representing 6.2% of revenues.

•
GAAP net loss from continuing operations was $52.3 million, due to the previously mentioned goodwill impairment charge and transaction-related expenses, compared to net income of $0.9 million in the second quarter of 2010. GAAP net income from continuing operations, adjusted for the goodwill impairment charge and transaction-related expenses, was $4.2 million.

On a non-GAAP basis, net income from continuing operations was $4.9 million, up 32% year-over-year.

•
GAAP diluted net loss per share from continuing operations was ($1.37), compared to $0.02 in the second quarter of 2010. GAAP diluted net earnings per share from continuing operations, adjusted for the goodwill impairment charge and transaction-related expenses, was $0.11.

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding the company’s use of non-GAAP financial measures.

On a non-GAAP basis, diluted net earnings per share from continuing operations were $0.13, up from $0.10 in the second quarter of 2010.

•	Operating cash flows from continuing operations were $15.6 million.

•	Cash, cash equivalents and short-term bank deposits were $45.6 million as of June 30, 2011.

•	Backlog from continuing operations as of June 30, 2011 was $680 million, up 3% year-over-year.

•	Headcount for continuing operations was approximately 6,970 as of June 30, 2011.

“We are proud to have delivered solid second quarter results, despite the distraction inherent in our transaction process, as we continued to execute successfully on our 2011 strategic business plan,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “Most of our businesses performed well in the quarter, while a few of our Central and Eastern Europe businesses, and others, remain on the path to recovery. We look forward to growth and additional operating margin expansion moving forward.”

•	Results by operating segment:

▪
The company’s Software Product Engineering segment, which provides outsourced software product research and development services to companies that build or rely on software to generate revenues, performed well, with 12% year-over-year revenue growth and solid operating margins in line with second quarter expectations.

▪
The company’s System Integration and Application Development segment generated healthy non-GAAP operating margins on a 1% decline in revenues year-over-year, in its seasonally weak second quarter, with strong performance in Israel and lingering softness in Central and Eastern Europe.

“Our focus on maintaining high billable utilization is paying off nicely, helping us to drive year-over-year operating margin expansion,” said Ofer Segev, executive vice president and chief financial officer. “At the same time, we delivered another quarter of strong operating cash flows, demonstrating our tight financial management. Our balance sheet remains strong and we continue to be in our comfort zone regarding liquidity.”

Business Outlook

The company continues to expect top line growth and non-GAAP operating margin expansion in 2011.

Ness reiterates its full year 2011 guidance for revenues from continuing operations in the range of $595 million to $605 million. The company is adjusting its GAAP guidance for diluted net earnings per share from continuing operations to account for the non-cash goodwill impairment charge recognized in the second quarter and for transaction-related expenses, to the range shown in the reconciliation table below. The adjustment does not revise the company’s prior non-GAAP earnings guidance.

Ness Technologies Second Quarter 2011	Page 2 of 10

	Full year diluted net earnings per share ($)
	Low	High
GAAP basis from continuing operations	$(1.04)	$(0.98)
Goodwill impairment and transaction-related expenses; stock-based compensation; amortization of intangible assets; retention expenses related to prior acquisitions; net of taxes	1.61	1.61
Non-GAAP basis from continuing operations	$0.57	$0.63

The company’s 2011 GAAP guidance excludes future stock-based compensation grants and any transaction-related expenses that may be recognized in the second half of the year; and the company’s GAAP and non-GAAP guidance further assumes that outstanding diluted shares will average approximately 39 million in 2011 and relevant foreign currency exchange rates will remain at the average levels of July 2011.

For the reasons set forth elsewhere in this release, Ness’ management believes that non-GAAP financial guidance provides the best comparative basis for investors to understand and assess the company’s on-going operations and prospects for the future.

Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will conduct a conference call to discuss the second quarter 2011 results. The call, which will be simultaneously webcast, will begin at 8:00 AM Eastern Time / 5:00 AM Pacific Time / 3:00 PM Israel Time on Wednesday, July 27, 2011.

To access the Ness Technologies second quarter 2011 earnings conference call, participants should dial one of the following numbers and provide the password “NESS” to the operator.

North America	1-800-399-0427
Israel	1-80-924-5917
All other locations	+1-973-200-3375

A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed and a transcript of the call will be filed with the Securities and Exchange Commission later that day.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC and TASE: NSTC) is a global provider of IT and business services and solutions with specialized expertise in software product engineering; and system integration, application development, consulting and software distribution. Ness delivers its portfolio of solutions and services using a global delivery model combining offshore, near-shore and local teams. With about 7,000 employees, Ness has operations in North America, Europe, Israel and India, has customers in over 20 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness, visit www.ness.com.

Ness Technologies Second Quarter 2011	Page 3 of 10

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, “Stock Compensation” (formerly, FASB Statement 123R); (b) amortization of intangible assets; (c) earn-out and retention expenses related to prior acquisitions; (d) acquisition and integration costs of its Gilon acquisition in the second quarter of 2010; and (e) goodwill impairment and transaction-related expenses in the second quarter of 2011; all net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Ness also uses these non-GAAP measures in the formulation of its financial guidance. This requires Ness management to make assumptions regarding certain factors that could affect future net income and earnings per share, such as the timing and size of future potential acquisitions (which could result in additional non-cash amortization of intangibles), the timing and size of future potential stock-based compensation grants (which could result in additional non-cash stock-based compensation expense), and the timing and size of any one-time income or expenses. The company discloses such assumptions in conjunction with its financial guidance.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements are included under the heading “Risk Factors” in Ness’ filings with the Securities and Exchange Commission. Ness is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Media Contact:	Investor Relations Contacts:
David Kanaan	Drew Wright	Maya Lustig
Intl: +972-54-425-5307	USA: 1-201-488-3262	Israel: +972-3-767-5110
Email: media.int@ness.com	Email: investor@ness.com	Email: maya.lustig@ness.com

Ness Technologies Second Quarter 2011	Page 4 of 10

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended June 30,		Six months ended June 30,
	2010	2011	2010	2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues	$139,701	$141,284	$273,034	$278,593
Cost of revenues	102,275	98,627	198,796	194,079
Gross profit	37,426	42,657	74,238	84,514

Selling and marketing	9,838	9,587	19,891	18,788
General and administrative	24,551	25,925	48,893	51,372
Goodwill impairment and transaction-related expenses	—	56,547	—	56,844
Total operating expenses	34,389	92,059	68,784	127,004

Operating income (loss)	3,037	(49,402)	5,454	(42,490)
Financial expenses, net	(442)	(1,324)	(651)	(1,933)
Income (loss) before taxes on income	2,595	(50,726)	4,803	(44,423)

Taxes on income	1,707	1,589	3,217	3,724
Net income (loss) from continuing operations	$888	$(52,315)	$1,586	$(48,147)

Net loss from discontinued operations	(845)	(2,419)	(6,232)	(4,679)
Net income (loss)	$43	$(54,734)	$(4,646)	$(52,826)

Basic net earnings (loss) per share from continuing operations	$0.02	$(1.37)	$0.04	$(1.26)
Diluted net earnings (loss) per share from continuing operations	$0.02	$(1.37)	$0.04	$(1.26)

Basic net earnings (loss) per share	$0.00	$(1.43)	$(0.12)	$(1.38)
Diluted net earnings (loss) per share	$0.00	$(1.43)	$(0.12)	$(1.38)

Weighted average number of shares (in thousands) used in computing basic net earnings (loss) per share from continuing operations, basic net earnings (loss) per share and diluted net loss per share	38,161	38,148	38,230	38,189
Weighted average number of shares (in thousands) used in computing diluted net earnings per share from continuing operations and diluted net earnings (loss) per share	38,592	38,748	38,672	38,773

Ness Technologies Second Quarter 2011	Page 5 of 10

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended June 30,		Six months ended June 30,
	2010	2011	2010	2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Segment Data:

Revenues from continuing operations:
Software Product Engineering	$28,060	$31,305	$54,457	$60,164
System Integration and Application Development	111,641	109,979	218,577	218,429
	$139,701	$141,284	$273,034	$278,593
Operating income (loss) from continuing operations:
Software Product Engineering	$4,388	$3,828	$8,241	$7,980
System Integration and Application Development	2,746	(48,358)	5,973	(40,448)
Unallocated Expenses	(4,097)	(4,872)	(8,760)	(10,022)
	$3,037	$(49,402)	$5,454	$(42,490)
Geographic Data:

Revenues from continuing operations:
Israel	$51,327	$58,700	$98,966	$115,847
North America	48,381	42,066	93,630	84,408
Europe	38,164	38,452	77,165	74,274
Asia and the Far East	1,829	2,066	3,273	4,064
	$139,701	$141,284	$273,034	$278,593

Ness Technologies Second Quarter 2011	Page 6 of 10

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Six months ended June 30,
	2010	2011
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net loss	$(4,646)	$(52,826)
Adjustments required to reconcile net loss to net cash provided by (used in) operating activities:
Net loss from discontinued operations	6,232	4,679
Stock-based compensation	1,600	1,270
Currency fluctuation of restricted cash and short-term bank deposits	(415)	1,581
Depreciation and amortization	8,631	8,463
Loss on sale of property and equipment	79	265
Goodwill impairment	—	55,191
Decrease (increase) in trade receivables, net	(6,719)	24,909
Increase in unbilled receivables	(5,680)	(4,244)
Decrease in other accounts receivable and prepaid expenses	1,423	2,933
Decrease (increase) in work-in-progress	1,393	(1,492)
Increase in long-term prepaid expenses	(540)	(1,226)
Deferred income taxes, net	847	(446)
Increase in trade payables	11,473	8,258
Decrease in advances from customers and deferred revenues	(2,851)	(9,958)
Decrease in other accounts payable and accrued expenses	(8,369)	(13,510)
Increase in other long-term liabilities	882	290
Increase (decrease) in accrued severance pay, net	266	(372)
Net cash used in discontinued operations	(3,712)	—
Net cash provided by (used in) operating activities	(106)	23,765

Cash flows from investing activities:
Consideration from sale of consolidated subsidiaries and business operations	1,711	3,273
Net cash paid for acquisition of a consolidated subsidiary	(16,259)	—
Cash paid for acquisition of intangible assets	(513)	—
Additional payments in connection with acquisitions of subsidiaries in prior periods	(1,330)	(1,117)
Proceeds from maturity of short-term bank deposits, net	10,791	653
Proceeds from sale of property and equipment	—	73
Purchase of property and equipment and capitalization of software developed for internal use	(5,287)	(5,560)
Net cash used in investing activities	(10,887)	(2,678)

Cash flows from financing activities:
Exercise of options	—	604
Repurchase of shares	(2,169)	(1,181)
Short-term debt, net	6,361	(81)
Proceeds from long-term debt	13,364	—
Principal payments of long-term debt	(8,701)	(13,442)
Net cash provided by (used in) financing activities	8,855	(14,100)

Effect of exchange rate changes on cash and cash equivalents	(2,987)	(611)
Increase (decrease) in cash and cash equivalents	(5,125)	6,376
Cash and cash equivalents at the beginning of the period	40,218	29,973
Cash and cash equivalents at the end of the period	$35,093	$36,349

Ness Technologies Second Quarter 2011	Page 7 of 10

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2010	June 30, 2011
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$29,973	$36,349
Restricted cash	2,578	1,006
Short-term bank deposits	8,913	8,251
Trade receivables, net of allowance for doubtful accounts	164,950	146,656
Unbilled receivables	34,850	41,847
Other accounts receivable and prepaid expenses	25,869	25,141
Work in progress	6,648	8,676
Total assets attributed to discontinued operations	22,475	3,734
Total current assets	296,256	271,660

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	6,252	7,592
Unbilled receivables	2,828	2,610
Deferred income taxes, net	2,186	2,659
Severance pay fund	59,583	60,329
Property and equipment, net	33,914	34,250
Intangible assets, net	9,481	7,834
Goodwill	282,383	238,187
Total long-term assets	396,627	353,461

Total assets	$692,883	$625,121

CURRENT LIABILITIES:
Short-term debt	$16,543	$16,617
Current maturities of long-term debt	26,160	27,901
Trade payables	25,009	35,469
Advances from customers and deferred revenues	38,772	30,413
Other accounts payable and accrued expenses	118,599	108,081
Total liabilities attributed to discontinued operations	13,116	1,397
Total current liabilities	238,199	219,878

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	36,756	24,469
Other long-term liabilities	7,942	8,573
Deferred income taxes	2,195	2,536
Accrued severance pay	63,026	63,457
Total long-term liabilities	109,919	99,035

Total stockholders’ equity	344,765	306,208

Total liabilities and stockholders’ equity	$692,883	$625,121

Ness Technologies Second Quarter 2011	Page 8 of 10

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS;
EARN-OUT AND RETENTION EXPENSES RELATED TO PRIOR ACQUISITIONS; ACQUISITION
AND INTEGRATION COSTS OF GILON ACQUISITION; GOODWILL IMPAIRMENT AND
TRANSACTION-RELATED EXPENSES; ALL NET OF TAXES

U.S. dollars in thousands (except per share data)

	Three months ended June 30,		Six months ended June 30,
	2010	2011	2010	2011
Statements of Income Data:	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP gross profit	$37,426	$42,657	$74,238	$84,514
Stock-based compensation	116	6	155	27
Amortization of intangible assets	136	44	189	53
Non-GAAP gross profit	$37,678	$42,707	$74,582	$84,594

GAAP operating income (loss)	$3,037	$(49,402)	$5,454	$(42,490)
Stock-based compensation	331	463	1,160	1,259
Amortization of intangible assets	1,452	1,054	2,720	2,186
Earn-out and retention expenses related to prior acquisitions	497	35	977	120
Acquisition and integration costs of Gilon acquisition	728	—	728	—
Goodwill impairment and transaction-related expenses	—	56,547	—	56,844
Non-GAAP operating income	$6,045	$8,697	$11,039	$17,919

GAAP operating margin	2.2%	-35.0%	2.0%	-15.3%
Non-GAAP operating margin	4.3%	6.2%	4.0%	6.4%

EBITDA	$8,327	$11,921	$16,222	$24,196
Acquisition and integration costs of Gilon acquisition	728	—	728	—
Non-GAAP EBITDA	$9,055	$11,921	$16,950	$24,196

EBITDA margin	6.0%	8.4%	5.9%	8.7%
Non-GAAP EBITDA margin	6.5%	8.4%	6.2%	8.7%

GAAP net income (loss) from continuing operations	$888	$(52,315)	$1,586	$(48,147)
Goodwill impairment and transaction-related expenses	—	56,547	—	56,844
	888	4,232	1,586	8,697
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; acquisition and integration costs of Gilon acquisition; all net of taxes	2,866	708	5,518	2,014
Non-GAAP net income from continuing operations	$3,754	$4,940	$7,104	$10,711

GAAP diluted net earnings (loss) per share from continuing operations	$0.02	$(1.37)	$0.04	$(1.26)
Goodwill impairment and transaction-related expenses	—	1.48	—	1.49
	0.02	0.11	0.04	0.22
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; acquisition and integration costs of Gilon acquisition; all net of taxes	0.07	0.02	0.14	0.05
Non-GAAP diluted net earnings per share from continuing operations	$0.10	$0.13	$0.18	$0.28

Ness Technologies Second Quarter 2011	Page 9 of 10

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS;
EARN-OUT AND RETENTION EXPENSES RELATED TO PRIOR ACQUISITIONS; ACQUISITION
AND INTEGRATION COSTS OF GILON ACQUISITION; GOODWILL IMPAIRMENT AND
TRANSACTION-RELATED EXPENSES; ALL NET OF TAXES

U.S. dollars in thousands (except per share data)

	Three months ended June 30,		Six months ended June 30,
	2010	2011	2010	2011
Segment Data:	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Software Product Engineering:
GAAP operating income	$4,388	$3,828	$8,241	$7,980
Amortization of intangible assets	38	—	76	—
Non-GAAP operating income	$4,426	$3,828	$8,317	$7,980

System Integration and Application Development:
GAAP operating income (loss)	$2,746	$(48,358)	$5,973	$(40,448)
Amortization of intangible assets	1,414	1,054	2,644	2,186
Earn-out and retention expenses related to prior acquisitions	497	35	977	120
Acquisition and integration costs of Gilon acquisition	728	—	728	—
Goodwill impairment	—	55,191	—	55,191
Non-GAAP operating income	$5,385	$7,922	$10,322	$17,049

Ness Technologies Second Quarter 2011	Page 10 of 10